                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 19, 1999



                                REHABILICARE INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

              Minnesota                 (No. 0-9407)         41-0985318
              ---------                 ------------         ----------
    (State or other jurisdiction of   Commission File No.    (I.R.S. Employer
    incorporation or organization)                           Identification No.)


             1811 Old Highway 8
              New Brighton, MN                                             55112
   ---------------------------------------                                 -----
   (Address of principal executive offices)                      (Zip Code)


                               (651) 631-0590
              ----------------------------------------------------
              (Registrant=s telephone number, including area code)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Rehabilicare Inc. (the "Company") on August 3, 1999 (the "Initial 8-K") to include certain financial information omitted from the Initial Report pursuant to Item 7(a)(4) of Form 8-K and the consent of independent certified accountants with respect to the audited financial statements included herein.

CERTAIN STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K/A REGARDING THE EXPECTATIONS AND BELIEFS OF THE COMPANY ARE NOT STATEMENTS OF HISTORICAL FACT AND ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THE RISKS INHERENT IN INTEGRATING AN ACQUIRED BUSINESS, THE RISKS RELATED TO OPERATION OF BUSINESSES OVERSEAS, THE RISKS OF NEW PRODUCT ACCEPTANCE AND DISTRIBUTION, AND THE RISKS OF EMPLOYEE RETENTION AND COMMUNICATION.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     a)   Financial statements of the business aquired

          Consolidated balance sheets as of December 31, 1998 and 1997 Consolidated statements of income for the years ended
             December 31, 1998 and 1997
          Consolidated statements of cash flows for the years ended
             December 31, 1998 and 1997
          Notes to the consolidated financial statements

     b)   Pro forma financial information

          Combined Balance Sheet as of June 30, 1999
          Notes to combined Balance Sheet as of June 30, 1999
          Combined Statements of Operations for the year ended
             June 30, 1999
          Notes to combined Statements of Operations for the year ended June 30, 1999


     c)   Exhibits


     Exhibit Number                Description
     --------------                -----------
*2.1 Share Purchase Agreement dated July 19, 1999 between the Shareholders of
     Compex SA and Rehabilicare Inc.

*4.1 Credit Agreement dated July 14, 1999 between Rehabilicare Inc. and U.S.
     Bank National Association.

*4.2 Security Agreement dated July 14, 1999 between Rehabilicare Inc. and U.S.
     Bank National Association.

*4.3 Stock Pledge Agreement dated July 19, 1999 between Rehabilicare Inc. and
     U.S. Bank National Association covering all shares of capital stock in Compex SA owned by Rehabilicare Inc.

*4.4 Guarantee dated July 19, 1999 executed by Compex SA in favor of U.S. Bank
     National Association.



 4.5 Consent of Independent Public Accountants.


_____
*Filed with the first filing of this Form 8-K

                 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders,

We have examined the accompanying consolidated balance sheets of Compex SA and its subsidiaries as of December 31, 1998 and 1997 and the related consolidated statements of income, of changes in financial position
(cash flow) and of changes in capital stock, and unappropriated earnings (shareholders' equity) for each of the years then ended, all expressed in Swiss Francs. Our examinations of these statements were made in accordance with auditing standards generally accepted in the United States and accordingly included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

In our opinion, the consolidated financial statements referred to above present fairly the financial position of Compex SA and its subsidiaries as of December 31, 1998 and 1997, and the results of their operations and the changes in their financial position (cash flow) for each of the years then ended, in conformity with accounting principles generally accepted in Switzerland.

Accounting principles generally accepted in Switzerland vary in certain significant respects from accounting principles generally accepted in the United States. The application of the latter would have affected the determination of consolidated net income expressed in Swiss Francs for each of the two years ended December 31, 1998 and 1997 and the determination of consolidated shareholders' equity and consolidated financial position also expressed in Swiss Francs as at December 31, 1998 and 1997 to the extent summarized in Note 9 to the consolidated financial statements.



Fiduciaire Michel Favre SA

COMPEX SA, ECUBLENS
------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS AS AT DECEMBER 31,
(IN SWISS FRANCS - "CHF")


                                             1998         1997
ASSETS

CURRENT ASSETS

CASH AND CASH EQUIVALENTS
Cash                                         1 331          533
Cash in bank                               845 515      411 457
                                         ----------   ---------
                                           846 846      411 990
                                         ----------   ---------

RECEIVABLES RESULTING FROM SALES
Trade receivables                        2 101 838    1 274 783

OTHER RECEIVABLES AND CURRENT ASSETS
Other receivables                          185 255       75 973
Other current assets                        61 985      111 165
                                        -----------   ---------
                                           247 240      187 138
                                        -----------   ---------

INVENTORY
Inventory held for resale                1 048 276      622 142
Inventory held for rental                  254 326      198 180
Brain Box Sarl inventory                         0       91 458
                                        -----------   ---------
                                         1 302 602      911 780
                                        -----------   ---------
TOTAL CURRENT ASSETS                     4 498 526    2 785 691
                                        -----------   ---------
NON-CURRENT ASSETS
Equity holding in MediCompex
  Iberica, S.I., Spain                      48 637            0
Funds deposited as a guarantee              54 261       41 327
                                        -----------   ---------
                                           102 898       41 327
                                        -----------   ---------
PROPERTY, PLANT AND EQUIPMENT
(net of accumulated depreciation
amounting to CHF000 1,015 and 736
in 1998 and 1997 respectively)

Plant, machinery and vehicles              123 279       66 163

Computer equipment                         186 993       65 139

Tooling and machine moulds                 236 371      175 256

Fixtures and fittings                      268 965       62 496

Marketing material                          26 170       48 691
                                        -----------   ---------
                                           841 778      417 745
                                        -----------   ---------
INTANGIBLE ASSETS
Research & development net of
accumulated depreciation amounting
to CHF000 1,367 and 1,103 in 1998
and 1997 respectively                      244 162       60 000
Restructuring costs                            398        6 092
                                        -----------   ---------
                                           244 560       66 092
                                        -----------   ---------
TOTAL NON-CURRENT ASSETS                 1 189 236      525 164
                                        -----------   ---------
TOTAL ASSETS                             5 687 762    3 310 855
                                        -----------   ---------
                                        -----------   ---------

COMPEX SA, ECUBLENS
------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS AS AT DECEMBER 31,
(IN SWISS FRANCS - "CHF")

                                                          1998        1997
LIABILITIES AND SHAREHOLDERS' FUNDS

LIABILITIES

PAYABLES RESULTING FROM OPERATING ACTIVITIES
Trade payables                                       1 482 826     602 891

OTHER CURRENT LIABILITIES
Bank-current account overdraft                         153 433     264 201
Other payables                                         604 443     295 821
Accrued liabilities                                    636 767     230 309
                                                     ---------   ---------
                                                     1 394 643     790 331
                                                     ---------   ---------

LONG TERM LIABILITIES
Shareholders loans                                     867 516   1 117 516

PROVISIONS
Provision for bad and doubtful debts                    53 509      41 757
Provision for inventory                                205 650      72 000
                                                     ---------   ---------
                                                       259 159     113 757
                                                     ---------   ---------
TOTAL LIABILITIES                                    4 004 144   2 624 495
                                                     ---------   ---------

MINORITY INTEREST
At start of year                                        18 586     (27 353)
Current year                                            (8 413)     45 939
                                                     ---------   ---------
TOTAL MINORITY INTEREST                                 10 173      18 586
                                                     ---------   ---------

SHAREHOLDERS FUNDS

SHARE CAPITAL
Share capital (Common stock - 600 shares
authorised, issued and outstanding with a
par value of CHF 1,000 per share)                      600 000     600 000

RESERVES
Retained earnings (loss)                                67 774    (426 242)
Cumulative translation adjustment                       (5 405)     (8 041)
Current year earnings                                1 011 076     502 057
                                                     ---------   ---------
                                                     1 073 445      67 774
                                                     ---------   ---------
TOTAL SHAREHOLDERS' FUNDS                            1 673 445     667 774
                                                     ---------   ---------
TOTAL LIABILITIES AND SHAREHOLDERS' FUNDS            5 687 762   3 310 855
                                                     ---------   ---------
                                                     ---------   ---------

                                       3

COMPEX SA, ECUBLENS
-------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME FOR THE YEARS ENDED DECEMBER 31, (IN SWISS FRANCS - "CHF")

                                                           1998           1997


SALES
Gross sales revenue                                  11 110 330      7 179 838
Gross rental income                                   1 523 075      1 162 080
After sales                                                   0          7 407
Transport expenses                                     (212 374)       (37 429)
Discounts                                              (295 890)      (277 423)
                                                    -----------    -----------
                                                     12 125 141      8 034 473
                                                    -----------    -----------

COST OF SALES                                        (3 806 879)    (2 259 868)
                                                    -----------    -----------
                                                      8 318 262      5 774 605
                                                    -----------    -----------

Other revenues                                            3 199         31 035

                                                    -----------    -----------
GROSS PROFIT                                          8 321 461      5 805 640
                                                    -----------    -----------

EXPENDITURES

PERSONNEL EXPENDITURES
Salaries                                             (2 548 066)    (1 570 996)
Employers' contributions                               (648 891)      (432 278)
Management bonus payments                              (202 796)      (200 000)
Part time salaries                                      (43 075)       (14 255)
Sales commissions                                      (249 646)      (242 417)
Training                                                (40 914)       (37 680)
Other staff expenses                                   (247 584)       (64 556)
                                                    -----------    -----------
                                                     (3 980 972)    (2 562 182)
                                                    -----------    -----------

GENERAL EXPENDITURES
Rent and heating                                       (239 973)      (190 373)
Maintenance                                             (25 478)       (18 278)
Insurance                                               (27 629)       (28 491)
Telephone & Communication                              (214 569)      (153 628)
IT expenditure                                          (32 545)       (23 302)
Office expenditures                                    (269 887)      (354 432)
Postage                                                 (98 428)       (98 236)
Marketing expenses                                   (1 489 280)    (1 064 836)
Research and development                                (34 437)       (13 372)
Bad debts                                               (60 962)       (16 272)
Other expenditures                                       (2 849)          (194)
                                                    -----------    -----------
                                                     (2 496 037)    (1 961 414)
                                                    -----------    -----------
PROFIT BEFORE INTEREST, PROVISIONS,
DEPRECIATION AND TAXES                                 1 844 452      1 282 044
                                                    -----------    -----------

COMPEX SA, ECUBLENS
-------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME FOR THE YEARS ENDED DECEMBER 31, (IN SWISS FRANCS - "CHF")

                                                   1998              1997
INTEREST CHARGES
Exchange rate losses                               (19 149)          (35 167)
Interest expense & bank charges                    (38 950)          (45 945)
                                                -------------   -------------
                                                   (58 099)          (81 112)
                                                -------------   -------------

MOVEMENTS IN PROVISIONS
Receivables                                        (11 752)            3 369
Inventory                                         (133 650)          (30 000)
                                                -------------   -------------
                                                  (145 402)          (26 631)
                                                -------------   -------------

DEPRECIATION & AMORTISATION
Inventory                                          (28 128)          (75 287)
Plant & machinery                                  (46 942)          (62 982)
Computers                                          (66 967)          (52 174)
Tools                                              (85 732)          (63 327)
Marketing materials                                (26 410)          (74 534)
Fixtures & fittings                                (50 923)          (29 812)
Research & development-1st generation                    0          (150 000)
Research & development-2nd generation              (40 000)          (40 000)
Research & development-"Compex Sport"             (224 163)                0
Restructuring costs                                 (5 697)           (6 210)
                                                -------------   -------------
                                                  (574 962)         (554 326)
                                                -------------   -------------

PROFIT BEFORE EXTRAORDINARY ITEMS AND TAXES      1 065 989           619 975

EXTRAORDINARY ITEMS
Research & development capitalised                 448 325                 0
Brain Box Sarl closure costs                       (62 983)                0
Tax fines & penalties                             (165 170)                0
Professional advisory fees                        (188 771)                0
Other                                                    0           (40 889)
                                                -------------   -------------
PROFIT BEFORE TAX                                1 097 390           579 086
                                                -------------   -------------

Tax                                                (94 727)          (31 090)
                                                -------------   -------------
PROFIT BEFORE MINORITY INTEREST                  1 002 663           547 996

Minority interest                                    8 413           (45 939)
                                                -------------   -------------
NET PROFIT                                       1 011 076           502 057
                                                -------------   -------------
                                                -------------   -------------

COMPEX SA, ECUBLENS
-------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, (IN SWISS FRANCS - "CHF")

                                                   1998              1997
OPERATING ACTIVITIES
Net income                                       1 011 076           502 057
Adjustments to reconcile net income to net cash
  provided by (used in) operating activities
Depreciation and amortisation                      574 962           554 326
Research & development expenditure                       0           337 700
Change in minority interests                        (8 413)           45 939
Provisions                                         145 402            26 631
Extraordinary professional advisory fees           188 771                 0
Changes in current assets and liabilities
Increase in trade and other receivables           (936 338)          (37 799)
Increase in inventories                           (418 950)         (139 887)
Decrease in other current assets                    49 180            60 788
Increase in trade and other payables             1 188 558           225 928
Increase in accrued liabilities                    406 458          (181 208)
                                                -------------     ------------
Net cash provided by operating activities        2 200 706         1 394 475
                                                -------------     ------------

INVESTING ACTIVITIES
Purchase of property and equipment                (701 006)         (223 244)
Investment in research & development              (448 325)         (337 700)
Investment in subsidiaries                         (48 637)                0
Extraordinary professional advisory fees          (188 771)                0
Increase (decrease) in other assets                (12 938)            4 078
                                                -------------     ------------
Net cash used in investing activities           (1 399 677)         (556 866)
                                                -------------     ------------
FINANCING ACTIVITIES
Principal payments of shareholders loan           (250 000)                0
Receipt/(Repayment) of overdraft facility         (110 768)          (96 429)
Proceeds from (payments on) line of credit, net          0          (500 000)
                                                -------------     ------------
Net cash used in financing activities             (360 768)         (596 429)
                                                -------------     ------------
Increase in cash and cash equivalents              440 261           241 180

Translation adjustments                             (5 405)           (8 041)
                                                -------------     ------------
INCREASE (DECREASE) IN CASH AND CASH
EQUIVALENTS                                        434 856           233 139
                                                -------------     ------------
CASH AND CASH EQUIVALENTS AT BEGINNINGS
OF YEAR                                            411 990           178 851
                                                -------------     ------------
CASH AND CASH EQUIVALENTS AT END OF YEAR           846 846           411 990
                                                -------------     ------------
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid                                       38 950            45 945
Income tax paid                                          0                 0


COMPEX SA, ECUBLENS
--------------------------------------------------------------------------------

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1998

                                      NUMBER OF      COMMON SHARES            RETAINED            TOTAL
                                    COMMON SHARES      PAR VALUE         EARNINGS/(DEFICIT)
                                                          CHF                   CHF                CHF
                                    ------------------------------------------------------------------------
     Balance at Dec. 31, 1996              600           600 000              (426 242)            173 758
     Net profit 1997                         0                 0               502 057             502 057
     Foreign currency
     translation adjustment                  0                 0                (8 041)             (8 041)
                                    -----------      ------------         -------------         -----------
     Balance at Dec. 31, 1997              600           600 000                67 774             667 774
     Net profit 1998                         0                 0             1 011 076           1 011 076
     Foreing currency
     translation adjustment                  0                 0                (5 405)             (5 405)
                                    -----------      ------------         -------------         -----------
     Balance at Dec. 31, 1998              600           600 000             1 073 445           1 673 445
                                    -----------      ------------         -------------         -----------
                                    -----------      ------------         -------------         -----------

1.   CHANGE IN ACCOUNTING PRINCIPLES

     Salaries of persons involved in the development of the Compex Sport range were capitalised in 1998. The effects of the aforementioned has been annulled in the US GAAP reconciliation set out in Note 9.

2.   GROUP COMPANIES CONSOLIDATED

     Compex SA, Ecublens, Suisse
     (previously Medicompex SA)                100%        100%
     Compex France Sarl, Nanterre, France      100%        100%
     Brain Box Sarl, Nanterre, France           55%         55%

3.   UNCONSOLIDATED SUBSIDIARIES

     MediCompex, Iberica, S.L.,                100%           -
     Barcelone, Espagne

     This entity was consolidated due to the absence of standalone financial statements as at December 31, 1998. The entity was founded in October 1998 and commenced trading in 1999. The entity will be consolidated in subsequent periods.

4.   METHOD OF CONSOLIDATION

     All material entities were consolidated using a global integration method.

5.   FUNCTIONAL CURRENCY AND EXCHANGE RATES

     The accounts are prepared in Swiss Francs ("CHF").

     Balance sheet items were translated using the rate applicable at the balance sheet date. As at December 31, 1998, the exchange rate was Swiss Franc 1 = French Franc 4.08. As at December 31, 1997, the exchange rate was Swiss Franc 1 = French Franc 4.12.

COMPEX SA, ECUBLENS
--------------------------------------------------------------------------------

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

     Items included within the Statement of income were translated using the average exchange rate for the year. The average exchange rate applied was CHF 1 = French Fr 4.12 and 3.88 for 1998 and 1997 respectively.

     The translation of balance sheet items resulted in an exchange rate difference of CHF 5,405 and Swiss Fr 8,041 in 1998 and 1997 respectively. Such differences were included within foreign currency translation adjustment in the relevant years. The cumulative translation adjustment for periods prior to January 1, 1997 are included within retained earnings.

6.   NON CURRENT ASSETS - VALUATION PRINCIPLES

     Property, plant & equipment and intangible assets are valued at cost less accumulated depreciation. All assets are depreciated or amortised on a straight line basis with the exception of research and development costs relating to 2nd Generation products which are amortised using a reducing balance method.

     Any variation in depreciation and amortisation rates used by individual Group entities was not adjusted for as the amounts of such variation are not considered material for Group reporting purposes.

     Set out below are the depreciation and amortisation rates applied by the
     Group:


PROPERTY, PLANT & EQUIPMENT

                                              1998                  1997
                                             ANNUAL                ANNUAL
                                        DEPRECIATION RATE     DEPRECIATION RATE
                                               %                     %

Plant & machinery and vehicles               20-33                  20-33
Computer equipment                           20-33                  20-33
Tooling and machine moulds                   20-33                  20-33
Fixtures and fittings                        20-33                  20-33
Marketing materials                          20-50                  20-50

INTANGIBLE ASSETS

Research & development
  -2nd generation products                     66                     40
Research & development
  -generation "Compex Sport"                   50                      0
Restructuring costs                            20                     20

Furthermore, rental equipment, classified as inventory, is depreciated over 5 year by one of the subsidiaries within the Group (Brain Box Sarl, France).

COMPEX SA, ECUBLENS
-------------------------------------------------------------------------------

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                          1998            1997
                                          CHF             CHF
7.  Amount of pledged assets
    (receivables)                         2 101 838       1 274 783

8.  Fire insurance value of assets          456 500         332 000

COMPEX SA, ECUBLENS
-------------------------------------------------------------------------------

9. SUMMARY OF DIFFERENCES BETWEEN SWISS LAW AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (US GAAP)

     The Group's consolidated financial statements are prepared in accordance with generally accepted accounting principles under Swiss Law. The accounting principles used differ in certain respects from those accepted under US GAAP. Differences, which have a significant effect on the consolidated net income and shareholders' equity of the Group, are set out below. While this is not a comprehensive summary of all differences between Swiss Law and US GAAP, other differences would not have a significant effect on the consolidated net income or shareholders' equity of the Group.

     ACCOUNTING POLICIES

     INVENTORY

     Inventory is accounted for in accordance with Swiss Law using an average cost basis. Under Swiss Law, in the event the current cost of inventory is deemed to be lower than the average cost, an impairment provision is required. Under US GAAP inventory is recorded at the lower of cost and net realisable value. Accordingly, adjustments have been made to reflect these differences.

     The Group's accounting policy, under Swiss Law, requires certain of the Group's assets (finished goods), listed below, to be recorded in inventory.

     - Rental equipment;
     - After sales replacement equipment; and
     - Demonstration equipment.

     Under US GAAP such assets would be treated as property, plant and equipment and depreciated on a straight-line basis over their useful economic life of 5 years. Accordingly, adjustments have been made to reflect these differences.

     MARKETING EXPENDITURE

     The Group's accounting policy, under Swiss Law, requires certain marketing expenditure to be capitalised and amortised. Under US GAAP all such expenditure should be expensed in the period incurred. Accordingly, adjustments have been made to reflect these differences.

COMPEX SA, ECUBLENS
-------------------------------------------------------------------------------

     RESEARCH & DEVELOPMENT EXPENDITURE

     The Group's accounting policy, under Swiss Law, requires certain research and development expenditure to be capitalised and amortised over the economic life of the product range developed. Under US GAAP, the Group, in order to be consistent with its parent's accounting policy, expenses in the period incurred all research and development expenditure. Accordingly, adjustments have been made to reflect these differences.

     DEFERRED TAXES

     Under Swiss Law deferred taxes are not accounted for. Under US GAAP deferred taxes are accounted for on all timing differences and a valuation allowance is established in respect of those deferred taxes where it is more likely than not some portion will remain unrealised. A calculation of the effect of accounting for deferred tax is included within the reconciliation set out in this footnote.

     INTEREST FREE LOAN (RELATED PARTY)

     Under Swiss Law the interest free loan provided to the Group by its shareholders is recorded at nominal value. Under US GAAP an imputed interest charge should be calculated using average interest rates prevailing at the time the loan was received. The effective premium obtained by the Group should be recorded directly to shareholders' equity. The effective premium is amortised over the period of the loan by recording an interest charge. An adjustment is included within the reconciliation set out in this footnote.

     PENSION OBLIGATIONS

     Under Swiss law the Group's pension plan, which is administered by an independent pension fund, is considered to be a defined contribution plan. Under US GAAP, due to the hybrid nature of the plan whereby participants are entitled to a defined rate of interest on contributions made, the plan is considered a defined benefit plan. Due to the absence of information relating to 1997, the funded status has only been assessed as at December 31, 1998. Therefore, no effect has been recorded in the reconciliation of net income. Any adjustment that may have been required is considered not to have had a material impact on the Group's financial position and results of operations.

     NET INCOME RECONCILIATION

     The effect on net income of differences identified between Swiss Law and US GAAP for the years ended December 31, 1997 and 1998 is set out below:



                                                      YEAR ENDED        YEAR ENDED
                                                    DEC. 31, 1998     DEC. 31, 1997
                                                         CHF               CHF
                                                   ---------------   ---------------
     Net income in accordance with Swiss Law           1 011 076          502 057

     Reversal of inventory provision                      70 000                -

COMPEX SA, ECUBLENS
-------------------------------------------------------------------------------

     Inventory reclassification - Accumulated depreciation          (33 756)       (47 214)

     Marketing expenditure                                           22 521         56 391

     Research and development expenditure                          (184 162)       190 000

     Deferred taxes                                                (128 944)      (192 031)

     Interest free loan                                             (40 815)       (51 330)
                                                              ---------------   -------------
     NET INCOME IN ACCORDANCE WITH US GAAP                          715 920        457 873
                                                              ---------------   -------------
                                                              ---------------   -------------

COMPEX SA, ECUBLENS
--------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY RECONCILIATION

The cumulative effect on shareholders' equity, as at December 31, 1997 and 1998:


                                                            YEAR ENDED       YEAR ENDED
                                                          DEC. 31, 1998    DEC. 31, 1997
                                                               CHF              CHF
                                                          -------------    -------------
Shareholders' equity in accordance with
Swiss Law                                                     1 673 445          667 774

Inventory provision                                              70 000                -

Inventory reclassification - Accumulated depreciation          (266 368)        (204 021)

Marketing expenditure                                           (26 170)         (48 691)

Research and development expenditure                           (244 162)         (60 000)

Deferred taxes                                                  347 001          475 945

Interest free loan                                               20 407           76 944

                                                          -------------    --------------
SHAREHOLDERS' EQUITY IN ACCORDANCE
WITH US GAAP                                                  1 574 153          907 951
                                                          -------------    -------------
                                                          -------------    -------------

ADDITIONAL US GAAP DISCLOSURES

The following additional disclosures are required under US GAAP:


                                                          DEC. 31, 1998    DEC. 31, 1997
                                                               CHF              CHF
                                                          -------------    -------------
OTHER RECEIVABLES

VAT receivable                                                   64 282           41 805
Loans to employees                                               33 777            1 928
Advances to suppliers                                            86 875           15 738
Other                                                               321           16 502
                                                          -------------    -------------
                                                                185 255           75 973
                                                          -------------    -------------
                                                          -------------    -------------



                                                          DEC. 31, 1998    DEC. 31, 1997
                                                               CHF              CHF
                                                          -------------    -------------
OTHER CURRENT ASSETS

Goods delivered and not invoiced                                 38 911           68 850
Other                                                            23 074           42 314
                                                          -------------    -------------
                                                                 61 985          111 164
                                                          -------------    -------------
                                                          -------------    -------------

COMPEX SA, ECUBLENS
-------------------------------------------------------------------------------


                                                          DEC. 31, 1998    DEC. 31, 1997
                                                               CHF              CHF
                                                          -------------    -------------
OTHER PAYABLES

VAT payable                                                      39 491           19 579
Employers contributions                                         122 263           79 584
Shareholder loan                                                 35 363           43 997
Other                                                           407 326          152 661
                                                          -------------    -------------
                                                                604 443          295 821
                                                          -------------    -------------
                                                          -------------    -------------



                                                          DEC. 31, 1998    DEC. 31, 1997
                                                               CHF              CHF
                                                          -------------    -------------
ACCRUED LIABILITIES

Taxes (including fines & penalties)                             156 563            3 572
Salaries                                                         57 082           30 963
Employers contributions                                         193 179          118 898
Other                                                           229 943           76 876
                                                          -------------    -------------
                                                                636 767          230 309
                                                          -------------    -------------
                                                          -------------    -------------

DEFERRED TAX

 The Components of the estimated deferred tax asset that would be recognised under US GAAP comprise the following:


                                                          DEC. 31, 1998    DEC. 31, 1997
                                                               CHF              CHF
                                                          -------------    -------------
DEFERRED TAX LIABILITIES

Impairment provision (Compex France)                            163 186          111 756
Inventory impairment provision                                   19 460                -
                                                          -------------    -------------
                                                                182 646          111 756
                                                          -------------    -------------
                                                          -------------    -------------


DEFERRED TAX ASSETS

US GAAP adjustment - Inventory reclassification
and depreciation                                                 74 051           56 718

US GAAP adjustment - Marketing
expenditure                                                       7 275           13 536

US GAAP adjustment - Research and
development expenditure capitalised                              67 877           16 680

COMPEX SA, ECUBLENS
--------------------------------------------------------------------------------

Other (France)                                                   16 028           34 210

Statutory revaluation of inventory (France)                     201 990                -

Depreciation (France)                                            54 370           28 879

Net operating losses (Swiss & France)                           108 056          437 678
                                                          -------------    -------------
                                                                529 647          587 701
                                                          -------------    -------------
                                                          -------------    -------------

Management considers that CHF'000 25 of the net operating losses, incurred by the Swiss Company, referred to above will be offset against future taxable income generated in the fiscal year ending December 31, 1999. The remaining net operating losses, which were predominantly incurred by the Group's French subsidiaries, is required to be offset against taxable income to be generated within a maximum period of 5 years.

Of the amounts set out above CHF'000 170 and 0 are considered to be current deferred tax liabilities and assets respectively as at December 31, 1998. The remainder is considered to be non-current.

A reconciliation, ignoring the effects of US GAAP adjustments referred to above, of the theoretical income tax expense and that actually recorded is set out below:



                                                            YEAR ENDED       YEAR ENDED
                                                          DEC. 31, 1998    DEC. 31, 1997
                                                               CHF              CHF
                                                          -------------    -------------
Statutory rate applied to income
 before tax (27.8%)                                             305 074         (160 985)

Net operating losses used                                      (305 074)        (160 985)
Other taxes other than income tax                                94 726           31 089
                                                          -------------    -------------
Taxes per Swiss law                                              94 726           31 089
                                                          -------------    -------------
                                                          -------------    -------------


PENSION OBLIGATIONS


The tables set out below set forth the plan's funded status and net periodic pension cost as of December 31, 1998. Due to the absence of information as at December 31, 1997 it is assumed that 1998 is a transitional period and that the unamortised net obligation would be amortised over 15 years.



                                                          DEC. 31, 1998
                                                               CHF
                                                          -------------
Projected benefit obligation for service rendered


                                       15

COMPEX SA, ECUBLENS
--------------------------------------------------------------------------------

to date                                                         648 577
Plan assets at fair value                                      (627 826)
                                                          -------------
Projected benefit obligation in excess of fair value             20 751
                                                          -------------
                                                          -------------


                                                            YEAR ENDED
                                                          DEC. 31, 1998
                                                               CHF
                                                          -------------
Service cost                                                    151 363
Interest cost                                                    29 186
Return on plan assets                                           (34 530)
Net amortization                                                  1 383
                                                          -------------
Net periodic pension cost                                       147 402
                                                          -------------
                                                          -------------

The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 1.5% and 4.5% respectively. The expected long term rate of return on assets was 5.5%.

DISTRIBUTABLE RESERVES

Reserves available for distribution from the individual entities within the Group are based on statutory accounts prepared in accordance with general accepted accounting principles within the country of incorporation. Statutory accounting principles differ from those applied under US GAAP. Distributable reserves, of the Company, were CHF'000 1,590 and 207 as at December 31, 1998 and 1997 respectively.

CREDIT LINE FACILITY

As at December 31, 1998 the Group had, in addition to an agreed overdraft facility of CHF'000 483 of which CHF'000 153 was drawn down. The interest rate is 5.5% p.a.

An additional credit line facility amounting to CHF'000 517 was also available to the Group. As at December 31, 1998 CHF'000 74 of the aforementioned facility had been drawn down. The interest rate is a floating rate.

RELATED PARTY TRANSACTIONS

The Company effected payments amounting to CHF'000 150 and CHF'000 50, in 1997 and 1998 respectively, to companies controlled by its former shareholders. These payments were made in respect of services provided by those entities to the Company.

The Company settled professional services invoices amounting to CHF'000 189, with respect to the acquisition of the Group by Rehabilicare, for and on behalf of its former shareholder.

Furthermore, the Company received an interest free loan from its former shareholders the balance of which amounted to CHF'000 868 and 1,118 as at December 31, 1998 and 1997 respectively. Title to the loan transferred to Rehabilicare. The loan has not been repaid to date.

COMMITMENTS & CONTINGENCIES

The Group had contractual commitments to suppliers outstanding as at December 31, 1998 which amounted to CHF'000 2,720.

Item 7(b)  Pro forma financial information:


                          Rehabilicare, Inc. and COMPEX SA


                Pro Forma Financial Information - Narrative Overview
                                     (Unaudited)


The following unaudited pro forma combined balance sheet as of June 30, 1999 and statements of operations for the year ended June 30, 1999, give effect to the acquisition of COMPEX SA by Rehabilicare, Inc. ("the Company") using the purchase method of accounting. The unaudited pro forma combined financial statements combine the historical consolidated balance sheet and statement of operations of the Company and the historical consolidated balance sheet and statement of income of COMPEX SA, adjusted for presentation in accordance with generally accepted accounting principles in the United States (Collectively "the Entities"). The unaudited pro forma combined balance sheet as of June 30, 1999, assumes the Entities were combined as of June 30, 1999. The unaudited pro forma combined statement of income for the year ended June 30, 1999, assume the Entities were combined effective July 1, 1998.

The unaudited pro forma combined financial statements give effect to (i) the acquisition of COPMEX SA, (ii) the payment of $11.0 million in cash in connection with the acquisition of COMPEX SA, and (iii) other adjustments described in the accompanying notes.

The fair value of the consideration will be allocated to the assets and liabilities acquired based upon the fair values of such assets and liabilities at the acquisition date and may be revised for a period of up to one year thereafter. The preliminary estimates and assumptions as to the fair value of the assets and liabilities acquired is based upon information available at the date of preparation of these unaudited pro forma condensed consolidated financial statements and will be adjusted upon the final determination of such fair values.

The unaudited pro forma combined financial statements are not necessarily indicative of the financial position or results of operations of Rehabilicare, Inc. as they may be in the future or as they might have been for the periods presented had the Entities actually been combined effective July 1, 1998 or as of the date of the unaudited pro forma balance sheet. The unaudited pro forma combined financial statements and accompanying notes should be read in conjunction with the historical financial statements of Rehabilicare, Inc. as filed on Form 10-KSB for the year ended June 30, 1999, and the historical financial statements of COMPEX SA, including the notes to such financial statements, for the years ended December 31, 1998 and 1997, as set forth in this Form 8-K.

                               REHABILICARE INC.
                        PRO FORMA COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1999
                                  (UNAUDITED)

                                                                                     Pro Forma           Pro Forma
                                                 Rehabilicare(1)   COMPEX SA(2)     Adjustments           Combined
                                                ----------------  -------------  -----------------     --------------
             ASSETS

Current assets:
  Cash                                            $    561,207     $    514,770     $        -          $  1,075,977
  Receivables, net                                  17,233,469        1,607,230              -            18,840,699
  Inventories                                        8,912,783          967,734          645,156  (4)     10,525,673
  Deferred income tax benefit                        2,587,686              -                -             2,587,686
  Prepaid expenses                                     584,330          584,819              -             1,169,149
                                                 --------------   --------------   --------------      --------------
     Total current assets                           29,879,475        3,674,553          645,156          34,199,184


Property and equipment, net                          4,618,114          748,337              -             5,366,451
Intangible assets                                    1,150,009              -          9,508,516  (5)     10,658,525
Deferred income taxes                                   40,121          171,581              -               211,702
Other assets                                            11,995           35,754              -                47,749
                                                 --------------   --------------   --------------      --------------
                                                  $ 35,699,714     $  4,630,225     $ 10,153,672        $ 50,483,611
                                                 --------------   --------------   --------------      --------------
                                                 --------------   --------------   --------------      --------------

  LIABILITIES AND STOCKHOLDERS
            EQUITY

Current liabilities:
  Note payable                                    $  2,400,000     $        -       $        -          $  2,400,000
  Current maturities of long-term debt               1,241,037              -                -             1,241,037
  Accounts payable                                   2,038,732        1,509,097              -             3,547,829
  Accrued liabilities                                2,627,713        1,233,697              -             3,861,410
  Deferred tax liabilities                                                               179,353  (6)        179,353
  Minority interest                                     24,681              -                -                24,681
                                                 --------------   --------------   --------------      --------------
     Total current liabilities                       8,332,163        2,742,794          179,353          11,254,310

Long-term liabilities
  Long-term debt                                     4,066,914              -         11,000,000  (3)     15,066,914
  Shareholder Loans                                                     495,172         (495,172) (3)            -
  Deferred tax liabilities                             247,328           83,350          778,400  (6)      1,109,078
                                                 --------------   --------------   --------------      --------------

Total liabilities                                   12,646,405        3,321,316       11,462,581          27,430,302

Stockholders equity:
  Common stock                                       1,049,491          387,097         (387,097) (7)      1,049,491
  Additional paid-in-capital                        20,740,650              -                -            20,740,650
  Less note receivable from officer/stockholder       (237,500)             -                -              (237,500)
  Accumulated other non-owner changes to equity         (1,637)                                               (1,637)
  Retained earnings                                  1,502,305          921,812         (921,812)          1,502,305
                                                 --------------   --------------   --------------      --------------
    Total stockholders' equity                      23,053,309        1,308,909       (1,308,909)         23,053,309
                                                 --------------   --------------   --------------      --------------
                                                  $ 35,699,714     $  4,630,225     $ 10,153,672        $ 50,483,611
                                                 --------------   --------------   --------------      --------------
                                                 --------------   --------------   --------------      --------------

                               REHABILICARE INC.
                   NOTES TO PRO FORMA COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1999
                                  (UNAUDITED)

(1) Reflects the historical balance sheet of Rehabilicare Inc. as derived from the Company's audited balance sheet as of June 30, 1999 as filed on Form 10-KSB.

(2) Reflects the historical balance sheet of COMPEX SA as derived from the historical unaudited balance sheet of COMPEX SA as of June 30, 1999, adjusted for presentation in accordance with generally accepted accounting principles in the United States. The financial position and results of operations of COMPEX SA are measured using the local currency as the functional currency. Assets and liabilities of COMPEX SA are translated at the exchange rate in effect at June 30, 1999.

(3) Adjustment reflects $11.0 million of debt incurred to finance the cash consideration paid for the purchase of COMPEX SA common stock and repayment of debt to shareholders.

(4) Adjustment to record the COMPEX SA assets and liabilities at estimated fair value at the acquistion date.

(5) Represents the excess of purchase consideration over the assigned values of tangible net assets. The amount is comprised of the following:

        Goodwill               $6,709
        Existing technology     1,400
        Workforce               1,400
                               ------
        Total                  $9,509
                               ------
                               ------

(6) Represents the estimated tax impact of differences between the historical tax bases and assigned value of assets acquired and liabilities assumed. The adjustment was derived using a tax rate of 27.8%, the statutory rate in Switzerland.

(7) Adjustment reflects the elimination of COMPEX SA's historical stockholders' equity.

                               REHABILICARE INC.
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                                             Pro Forma              Pro Forma
                                            Rehabilicare (1)         COMPEX SA (2)          Adjustments             Combined
                                            ----------------        --------------         --------------         --------------
Net sales & rental revenue                    $ 41,795,373           $  9,582,419           $       --             $ 51,377,792

Cost of sales and rentals                       11,948,304              3,132,046                   --   (6)         15,080,350
                                            ----------------        --------------         --------------         --------------

Gross profit                                    29,847,069              6,450,373                   --               36,297,442

Operating expenses:
  Selling, general and admin.                   23,961,728              5,568,108                790,426 (4)         30,320,262
  Research and development                         866,698                178,650                   --                1,045,348
  Merger expense                                  (108,619)                  --                     --                 (108,619)
                                            ----------------        --------------         --------------         --------------
    Total operating expenses                    24,719,807              5,746,758                790,426             31,256,991

Income from operations                           5,127,262                703,615               (790,426)             5,040,451

Interest income (expense)                         (499,297)               (67,485)              (895,400)(3)         (1,462,182)
Other income (expense)                               6,550               (143,729)                                     (137,179)
Minority interest                                  (24,681)                  --                     --                  (24,681)
                                            ----------------        --------------         --------------         --------------
                                                  (517,428)              (211,214)              (895,400)            (1,624,042)

Income before taxes                              4,609,834                492,401             (1,685,826)             3,416,409

Provision (benefit) for income taxes             1,750,000                134,800               (466,742)(5)          1,418,058
                                            ----------------        --------------         --------------         --------------

Net income                                    $  2,859,834           $    357,601           $ (1,219,084)          $  1,998,351
                                            ----------------        --------------         --------------         --------------
                                            ----------------        --------------         --------------         --------------
Net income per common share
  and common equivalent share
    Basic                                     $       0.27                                                         $      0.19
                                            ----------------                                                      --------------
                                            ----------------                                                      --------------
    Diluted                                   $       0.27                                                         $      0.19
                                            ----------------                                                      --------------
                                            ----------------                                                      --------------

Weighted average number of shares
  outstanding
    Basic                                       10,471,807                                                           10,471,807
                                            ----------------                                                      --------------
                                            ----------------                                                      --------------
    Diluted                                     10,529,422                                                           10,529,422
                                            ----------------                                                      --------------
                                            ----------------                                                      --------------

                                REHABILICARE INC.
                 NOTES TO PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                          FOR THE YEAR ENDED JUNE 30, 1999
                                   (UNAUDITED)


(1) Reflects the historical results of operations of Rehabilicare Inc. as derived from the Company's audited statement of operations for the year ended June 30, 1999 as filed on Form 10-KSB.

(2) Reflects the historical results of operations of COMPEX SA as derived from the historical unaudited statement of income of COMPEX SA for the year ended June 30, 1999, adjusted for presentation in accordance with generally accepted accounting principles in the United States. The results of operations of COMPEX SA are measured using the local currency as the functional currency. Income statement accounts are translated at the average rates of exchange prevailing during the year ended June 30, 1999.

(3) Reflects the annual interest charge on $11.0 million of debt at 8.14% incurred to finance the acquisition of COMPEX SA.

(4) Reflects the annual amortization charge of goodwill on a straight-line basis over 20 years and other intangible assets (existing technology and workforce) over 8 and 5 years, respectively.

(5) Adjustment reflects the estimated income tax impact of the above adjustments (note that the amortization of the goodwill is not deductible for income tax reporting purposes).

(6) The pro forma combined statement of income excludes the impact of the $645,000 adjustment to record COMPEX SA inventory at estimated fair value at the acquisition date. This adjustment will be recorded as cost of sales upon the sale of the inventory, which is expected to occur within the 12 months succeeding the transaction.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REHABILICARE INC.


                                          By   /s/ DAVID B. KAYSEN
                                              ---------------------------------
                                              David B. Kaysen, Chief Executive
                                              Officer and President

Dated: September 28, 1999